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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) August 4, 2005

                             PYRAMID BREWERIES, INC.
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             (Exact name of registrant as specified in its charter)


           Washington                 0-27116                 91-1258355
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 (State or other jurisdiction       (Commission            (I.R.S. Employer
        of incorporation)            File No.)             Identification No.)

                           91 SOUTH ROYAL BROUGHAM WAY
                                SEATTLE, WA 98134
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              (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: 206-682-8322

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02  Results of Operations and Financial Condition

On August 4, 2005, Pyramid Breweries Inc. issued a press release relating to its financial results for the three and six month periods ended June 30, 2005. A copy of such release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Current Report, including the exhibit attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.


Item 9.01  Financial Statements and Exhibits

(c)    Exhibits

99.1   Press Release dated August 4, 2005 of Pyramid Breweries Inc.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     PYRAMID BREWERIES INC.

August 5, 2005
                                     By:   /s/ James K. Hilger
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                                           James K. Hilger, Vice President and
                                           Chief Financial Officer




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                                  EXHIBIT INDEX


   Exhibit       Description

    99.1         Press Release dated August 4, 2005 of Pyramid Breweries Inc.


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